Exhibit 10.29

THIS SECURED DEBENTURE, AND THE SECURITIES INTO WHICH
IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE
NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES
AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION
OF ANY STATE.  THE SECURITIES ARE BEING OFFERED
PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER
REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF
1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE
"RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE
SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO
REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS
FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE
COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR
OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE
TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE.
FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES
MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.

                          SECURED DEBENTURE
                     ACCESS PHARMACEUTICALS, INC.
                  7% Secured Convertible Debenture
                          March  30, 2006

              No.  HHF-001              US$1,316,500

This Secured Debenture (the "Debenture") is issued on March 30, 2005 (the "Closing Date") by Access Pharmaceuticals, Inc., a Delaware corporation (the "Company"), to Highgate House Funds, Ltd. (together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the Securities Act of 1933, as amended.

ARTICLE I.
Section 1.01 Principal and Interest. For value received, the Company hereby promises to pay to the order of the Holder on the one year anniversary of the date hereof ("Maturity Date"), in lawful money of the United States of America and in immediately available funds the principal sum of One Million Three Hundred Sixteen Thousand Five Hundred
Dollars ($1,316,500), together with interest on the unpaid principal of this Debenture at the rate of seven percent (7%) per year (compounded monthly) from the date of this Debenture until paid in full. The entire principal amount and all accrued interest shall paid to the Holder on the Maturity Date. In no event shall the Holder be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common
Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion (unless the Holder provides the Company sixty five (65) days prior written notice that this provision shall not apply). For so long as the Common Stock is listed on the American Stock Exchange or the Nasdaq, the total number of shares issuable under this Debenture to the Holder, Cornell Capital Partners, L.P. or their affiliates, and transferees, subsequent transferees, or any other party pursuant to the Securities Purchase Agreement of even date herewith among the Company, Cornell Capital
Partners, L.P., and Highgate House Funds, Ltd. (the "Securities Purchase Agreement"), and the Pledge and Escrow Agreement of even date herewith among the Company, Cornell Capital Partners, L.P., and
Highgate House Funds, Ltd. (the "Pledge Agreement") shall not exceed
Two Million Eight Hundred Ninety One Thousand Seven Hundred Twenty
Three (2,891,723) shares in the aggregate (representing approximately
19.9% of the outstanding capital of the Company as of the date hereof), absent the approval of the Company's shareholders.

Section 1.02     Monthly Repayment Schedule.  The Company shall make
six (6) scheduled payments ("Scheduled Payments") of principal, plus accrued interest and a Redemption Premium ("Redemption Premium")
equal to 10% of the principal amount of each Scheduled Payment. The first Scheduled Payment shall be due and payable on November 1, 2005, and shall continue on the first business day of each succeeding calendar month thereafter. The principal amount of each Scheduled Payment shall be determined by dividing the outstanding principal amount of this Debenture as of the date such Scheduled Payment is due by the number of
Scheduled Payments remaining.   For example, if on November 1, 2005,
the outstanding principal amount is $1,316,500, then the Scheduled Payment due on November 1, 2005, would consist of $219,416.67 of principal, plus a Redemption Premium of $21,942 and accrued interest on $1,316,500 at a rate of 7% per year from the date hereof up to and including October 31, 2005.

Section 1.03 Optional Conversion. The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the
"Conversion Shares") of the Company's common stock, par value $0.01 per share ("Common Stock"), at the price per share (the "Conversion
Price") equal to $4.00 (the "Conversion Price"). No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit A to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice. The Holder has the right to convert this Debenture after the Maturity Date.

Section 1.04 Reservation of Common Stock. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within thirty (30) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

Section 1.05 Right of Redemption. The Company at its option shall have the right, with three (3) business days advance written notice, to redeem a portion or all amounts outstanding under this Debenture prior to the Maturity Date or any Scheduled Payment due date. The Redemption
Premium shall apply to any such early redemptions. The Company shall pay a twenty percent (20%) premium (in lieu of the Redemption
Premium), on any Scheduled Payment not made within five (5) business days of the date it is due.

Section 1.06 Registration Rights. The Company is obligated to register the resale of the Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of a Registration Rights Agreement, among the Company, Cornell Capital Partners, LP and Highgate House
Funds, Ltd. of even date herewith (the "Investor Registration Rights
Agreement").

Section 1.07 Interest Payments. The interest so payable shall be paid at the time of a Scheduled Payment, maturity or conversion to the person in whose name this Debenture is registered. Interest shall be paid in cash (via wire transfer or certified funds). In the event of default, as described in Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

Section 1.08 Paying Agent and Registrar. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

Section 1.09 Secured Nature of Debenture. This Debenture is secured by all of the assets and property of the Company as set forth on Exhibit A to the Security Agreement dated the date hereof among the Company, Cornell Capital Partners, LP, and Highgate House Funds, Ltd. (the
"Security Agreement") and the Pledged Shares as set forth in the Pledge
Agreement

ARTICLE II.
Section 2.01 Amendments and Waiver of Default. The Debenture may not be amended. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, or to provide for assumption of the Company obligations to the Holder.

ARTICLE III.
Section 3.01 Events of Default. An Event of Default is defined as follows: (a) failure by the Company to pay amounts due hereunder on the Maturity Date; (b) failure by the Company to pay amounts due pursuant to a Scheduled Payment within ten (10) days of the date such payment is due
(c) failure by the Company or the Company's transfer agent to deliver
Common Stock certificates to the Holder prior to the fifth (5th ) trading day after a Conversion Date; (d) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture; (d) events of bankruptcy or insolvency; (e) a breach by the Company under the Investor Registration Rights Agreement, the Security Agreement, the Pledge Agreement, or any of the other Transaction
Documents (as defined in the Securities Purchase Agreement of even date herewith among the Company, Cornell Capital Partners, LP, and Highgate
House Funds, Ltd. (the "Securities Purchase Agreement")) which is not cured by the Company within any allocated cure period therein. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement, convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.03 herein. Upon and Event of
Default, the Holder, in addition to any other remedies, shall have the right (but not the obligation) to convert this Debenture at any time after an Event of Default.

Section 3.02 Failure to Issue Unrestricted Common Stock. As indicated in Article III Section 3.01, a breach by the Company of its obligations under the Investor Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder to accelerate full repayment of all Debentures outstanding and accrued interest thereon or, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement, to convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.03 herein. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

ARTICLE IV.
Section 4.01 Rights and Terms of Conversion. This Debenture, in whole or in part, may be converted at any time following the Closing Date, into shares of Common Stock at a price equal to the Conversion Price as described in Section 1.03 above.

Section 4.02 Re-issuance of Debenture. When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

ARTICLE V.
Section 5.01 Anti-dilution. If the Company, at any time while this Debenture is outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification any shares of capital stock of the Company, the Conversion Price as applied in Section 1.03 shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock of the Company outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such event.
Any adjustment made pursuant to this Section 5.01 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification, provided that no adjustment shall be made if the Company does not complete such dividend, distribution, subdivision, combination or reclassification.

(1) If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Debenture, then, in each such case:

(i) any Conversion Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Conversion Price by a fraction of which
(A) the numerator shall be the closing bid price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the closing bid price of the Common Stock on the trading day immediately preceding such record date; and

(ii) either (A) the number of shares of Common Stock to be obtainable upon exercise of this Debenture shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Debenture shall receive an additional warrant, the terms of which shall be identical to those of this Debenture, except that such warrant shall be exercisable into the amount of the assets that would have been payable to the holder of this Debenture pursuant to the Distribution had the holder exercised this Debenture immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Debenture was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i). The newly issued warrant shall have piggy-back right.

(2) All calculations under this Section shall be made to the nearest 1/1000th of a cent or the nearest 1/1000th of a share, as the case may be. Any calculation equal to or over .005 shall be rounded up to the next cent or share and any calculation less than .005 shall be rounded down to the previous cent or share.

(3) Whenever the Conversion Price is adjusted pursuant to Section 5.01, the Company shall within one (1) Business Day after the determination of the new Conversion Price mail and fax to the Holder, a notice ("Company Notice of Conversion Price Adjustment") setting forth the Conversion Price after such adjustment and setting forth a brief statement of the factsrequiring such adjustment.

(4) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Debentures then outstanding shall have the right thereafter to convert such Debentures only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Debenture and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the holder of shares of the Common Stock into which such Debenture could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges;

(5)If:
(a) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

(b) the Company shall declare a special non-recurring cash dividend redemption of its Common Stock; or

(c) the Company shall authorize the grant to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

(d) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

(e) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;
then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Debentures, and shall cause to be mailed and faxed to the Holder and each other holder of the Debentures at their last addresses and facsimile number set forth in the Debenture Register at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

Section 5.02 If at any time conditions shall arise by reason of action or failure to act by the Company, which action or failure to act, in the opinion of the Board of Directors of the Company, is not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holder (different or distinguishable from the effect generally on rights of holders of any class of the Company's capital stock), the Company shall, at least twenty (20) calendar days prior to the effective date of such action, mail and fax a written notice to each holder of Debenture briefly describing the action contemplated, and an appraiser selected by the holders of majority in principal amount of the outstanding Debentures shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 5.01), of the Conversion Price (including, if necessary, any adjustment as to the securities into which Debentures may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the holders of Debentures; provided, however, that the Company, after receipt of the determination by such appraiser, shall have the right to select an additional appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such appraiser. The Company shall pay all fees and expenses of any appraiser selected under this Section 5.02. The Board of Directors of the Company shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the Conversion Price shall be made which, in the opinion of the appraiser(s) giving the aforesaid opinion or opinions, would result in an increase of the Conversion Price above the Conversion Price then in effect.

Section 5.03 Consent of Holder to Sell Capital Stock or Grant Security Interests. Except for shares of Common Stock issued to the Holder or its affiliates under conversion of this Debenture or otherwise, so long as any of the principal of or interest on this Debenture remains unpaid and unconverted, the Company shall not, without the prior written consent of the Holder, (a) issue or sell shares of Common Stock or Preferred Stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance, (except upon exercise or conversion of any security that, pursuant to its terms, is exercisable or convertible into the Company's Common Stock and was issued or outstanding prior to the date hereof) (b) issue any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire Common Stock without consideration or for a consideration less than such Common Stock's bid price determined immediately prior to its issuance, (c) enter into any security instrument granting the holder a security interest in any and all assets of the Company that is senior to the security interest of the Buyer(s), or (d) file any registration statement on Form S-8 except to register up to 1,300,000 shares of the Common Stock to be issued under a stock incentive plan.

Section 5.04 Not withstanding Section 5.03 above, the Company may, without obtaining the prior written consent of the Buyer(s), issue or sell shares of Common Stock or Preferred Stock for a consideration per share of up to 20% below the closing bid price of the Common Stock determined immediately prior to its issuance, provided that 50% of the net proceeds of any such issuance are used to redeem the outstanding this Debenture.

ARTICLE VI.
Section 6.01 Notice. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

if to the Company, to:
Access Pharmaceuticals, Inc.
2600 Stemmons Freeway, Suite 176
Dallas, TX 75207
Attention:       Kerry P. Gray
Telephone:       (214) 905-5100
Facsimile:       (214) 905-5101

With a copy to:
Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110-1726
Attention: John J. Concannon, Esq.
Telephone: (617) 951-8874
Facsimile: (617) 951-8736

If to the Holder:
Highgate House Funds, Ltd.
101 Hudson Street, Suite 3700
Jersey City, NJ  07303
Telephone: (201) 985-8300
Facsimile: (201) 985-8266

With a copy to: Troy Rillo, Esq.
101 Hudson Street, Suite 3700
Jersey City, NJ 07302
Telephone: (201) 985-8300
Facsimile: (201) 985-8266

Section 6.02 Governing Law. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of New Jersey without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New
Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

Section 6.03 Severability. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

Section 6.04 Entire Agreement and Amendments. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

Section 6.05 Attorney Fees.        If the Company fails to strictly comply with
the terms of this Debenture, then the Company shall reimburse the Holder promptly for all fees, costs and expenses, including, without limitation, attorney's fees and expenses incurred by the Holder in any action in connection with this Debenture, including, without limitation, those incurred: (i) during any workout, attempted workout, and/or in connection with the rendering of legal advice as to the Holder's rights, remedies and obligations, (ii) collecting any sums which become due to the Holder, (iii) defending or prosecuting any proceeding or any counterclaim to any proceeding or appeal; or (iv) the protection, preservation or enforcement of any rights or remedies of the Holder.

Section 6.06 Counterparts. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

ACCESS PHARMACEUTICALS, INC.

By: /s/ Kerry P. Gray
   ------------------
Name: Kerry P. Gray
Title: President and Chief Executive Officer

THIS SECURED DEBENTURE, AND THE SECURITIES INTO
WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE
"SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE
UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR
THE SECURITIES COMMISSION OF ANY STATE.  THE
SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE
HARBOR FROM REGISTRATION UNDER REGULATION D
PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "ACT").  THE SECURITIES ARE "RESTRICTED"
AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES
ARE REGISTERED UNDER THE ACT, PURSUANT TO
REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS
FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND
THE COMPANY WILL BE PROVIDED WITH OPINION OF
COUNSEL OR OTHER SUCH INFORMATION AS IT MAY
REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS
ARE AVAILABLE.  FURTHER HEDGING TRANSACTIONS
INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN
COMPLIANCE WITH THE ACT.

                            SECURED DEBENTURE
                       ACCESS PHARMACEUTICALS, INC.
                      7% Secured Convertible Debenture
                             March  30, 2006

               No.  CCP-001              US$1,316,500

This Secured Debenture (the "Debenture") is issued on March 30, 2005 (the "Closing Date") by Access Pharmaceuticals, Inc., a Delaware corporation (the "Company"), to Cornell Capital Partners, LP (together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the Securities Act of 1933, as amended.

ARTICLE I.
Section 1.01 Principal and Interest. For value received, the Company hereby promises to pay to the order of the Holder on the one year anniversary of the date hereof ("Maturity Date"), in lawful money of the United States of America and in immediately available funds the principal sum of One Million Three Hundred Sixteen Thousand Five Hundred
Dollars ($1,316,500), together with interest on the unpaid principal of this Debenture at the rate of seven percent (7%) per year (compounded monthly) from the date of this Debenture until paid in full. The entire principal amount and all accrued interest shall paid to the Holder on the Maturity Date. In no event shall the Holder be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common
Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion (unless the Holder provides the Company sixty five (65) days prior written notice that this provision shall not apply). For so long as the Common Stock is listed on the American Stock Exchange or the Nasdaq, the total number of shares issuable under this Debenture to the Holder, Highgate
House Funds, Ltd. or their affiliates, and transferees, subsequent transferees, or any other party pursuant to the Securities Purchase Agreement of even date herewith among the Company, Cornell Capital
Partners, L.P., and Highgate House Funds, Ltd. (the "Securities Purchase Agreement"), and the Pledge and Escrow Agreement of even date herewith among the Company, Cornell Capital Partners, L.P., and
Highgate House Funds, Ltd. (the "Pledge Agreement") shall not exceed
Two Million Eight Hundred Ninety One Thousand Seven Hundred Twenty
Three (2,891,723) shares in the aggregate (representing approximately
19.9% of the outstanding capital of the Company as of the date hereof), absent the approval of the Company's shareholders.

Section 1.02     Monthly Repayment Schedule.  The Company shall make
six (6) scheduled payments ("Scheduled Payments") of principal, plus accrued interest and a Redemption Premium ("Redemption Premium")
equal to 10% of the principal amount of each Scheduled Payment. The first Scheduled Payment shall be due and payable on November 1, 2005, and shall continue on the first business day of each succeeding calendar month thereafter. The principal amount of each Scheduled Payment shall be determined by dividing the outstanding principal amount of this Debenture as of the date such Scheduled Payment is due by the number of
Scheduled Payments remaining.   For example, if on November 1, 2005,
the outstanding principal amount is $1,316,500, then the Scheduled Payment due on November 1, 2005, would consist of $219,416.67 of principal, plus a Redemption Premium of $21,942 and accrued interest on $1,316,500 at a rate of 7% per year from the date hereof up to and including October 31, 2005.

Section 1.03 Optional Conversion. The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the
"Conversion Shares") of the Company's common stock, par value $0.01 per share ("Common Stock"), at the price per share (the "Conversion
Price") equal to $4.00 (the "Conversion Price"). No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit A to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice. The Holder has the right to convert this Debenture after the Maturity Date.

Section 1.04 Reservation of Common Stock. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within thirty (30) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

Section 1.05 Right of Redemption. The Company at its option shall have the right, with three (3) business days advance written notice, to redeem a portion or all amounts outstanding under this Debenture prior to the Maturity Date or any Scheduled Payment due date. The Redemption
Premium shall apply to any such early redemptions. The Company shall pay a twenty percent (20%) premium (in lieu of the Redemption
Premium), on any Scheduled Payment not made within five (5) business days of the date it is due.

Section 1.06 Registration Rights. The Company is obligated to register the resale of the Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of a Registration Rights Agreement, among the Company, Cornell Capital Partners, LP and Highgate House
Funds, Ltd. of even date herewith (the "Investor Registration Rights
Agreement").

Section 1.07 Interest Payments. The interest so payable shall be paid at the time of a Scheduled Payment, maturity or conversion to the person in whose name this Debenture is registered. Interest shall be paid in cash (via wire transfer or certified funds). In the event of default, as described in Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

Section 1.08 Paying Agent and Registrar. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

Section 1.09 Secured Nature of Debenture. This Debenture is secured by all of the assets and property of the Company as set forth on Exhibit A to the Security Agreement dated the date hereof among the Company, Cornell Capital Partners, LP, and Highgate House Funds, Ltd. (the
"Security Agreement") and the Pledged Shares as set forth in the Pledge
Agreement

ARTICLE II.
Section 2.01 Amendments and Waiver of Default. The Debenture may not be amended. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, or to provide for assumption of the Company obligations to the Holder.

ARTICLE III.
Section 3.01 Events of Default. An Event of Default is defined as follows: (a) failure by the Company to pay amounts due hereunder on the Maturity Date; (b) failure by the Company to pay amounts due pursuant to a Scheduled Payment within ten (10) days of the date such payment is due
(c) failure by the Company or the Company's transfer agent to deliver
Common Stock certificates to the Holder prior to the fifth (5th ) trading day after a Conversion Date; (d) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture; (d) events of bankruptcy or insolvency; (e) a breach by the Company under the Investor Registration Rights Agreement, the Security Agreement, the Pledge Agreement, or any of the other Transaction
Documents (as defined in the Securities Purchase Agreement of even date herewith among the Company, Cornell Capital Partners, LP, and Highgate
House Funds, Ltd. (the "Securities Purchase Agreement")) which is not cured by the Company within any allocated cure period therein. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement, convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.03 herein. Upon and Event of
Default, the Holder, in addition to any other remedies, shall have the right (but not the obligation) to convert this Debenture at any time after an Event of Default.

Section 3.02 Failure to Issue Unrestricted Common Stock. As indicated in Article III Section 3.01, a breach by the Company of its obligations under the Investor Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder to accelerate full repayment of all Debentures outstanding and accrued interest thereon or, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement, to convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.03 herein. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

ARTICLE IV.
Section 4.01 Rights and Terms of Conversion. This Debenture, in whole or in part, may be converted at any time following the Closing Date, into shares of Common Stock at a price equal to the Conversion Price as described in Section 1.03 above.

Section 4.02 Re-issuance of Debenture. When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

ARTICLE V.
Section 5.01 Anti-dilution. If the Company, at any time while this Debenture is outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification any shares of capital stock of the Company, the Conversion Price as applied in Section 1.03 shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock of the Company outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such event.
Any adjustment made pursuant to this Section 5.01 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification, provided that no adjustment shall be made if the Company does not complete such dividend, distribution, subdivision, combination or reclassification.

(1) If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Debenture, then, in each such case:

(i) any Conversion Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Conversion Price by a fraction of which
(A) the numerator shall be the closing bid price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the closing bid price of the Common Stock on the trading day immediately preceding such record date; and

(ii) either (A) the number of shares of Common Stock to be obtainable upon exercise of this Debenture shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Debenture shall receive an additional warrant, the terms of which shall be identical to those of this Debenture, except that such warrant shall be exercisable into the amount of the assets that would have been payable to the holder of this Debenture pursuant to the Distribution had the holder exercised this Debenture immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Debenture was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i). The newly issued warrant shall have piggy-back right.

(2) All calculations under this Section shall be made to the nearest 1/1000th of a cent or the nearest 1/1000th of a share, as the case may be. Any calculation equal to or over .005 shall be rounded up to the next cent or share and any calculation less than .005 shall be rounded down to the previous cent or share.

(3) Whenever the Conversion Price is adjusted pursuant to Section 5.01, the Company shall within one (1) Business Day after the determination of the new Conversion Price mail and fax to the Holder, a notice ("Company Notice of Conversion Price Adjustment") setting forth the Conversion Price after such adjustment and setting forth a brief statement of the factsrequiring such adjustment.

(4) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Debentures then outstanding shall have the right thereafter to convert such Debentures only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Debenture and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the holder of shares of the Common Stock into which such Debenture could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges;

(5)If:
(a) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

(b) the Company shall declare a special non-recurring cash dividend redemption of its Common Stock; or

(c) the Company shall authorize the grant to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

(d) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

(e) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Debentures, and shall cause to be mailed and faxed to the Holder and each other holder of the Debentures at their last addresses and facsimile number set forth in the Debenture Register at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

Section 5.02 If at any time conditions shall arise by reason of action or failure to act by the Company, which action or failure to act, in the opinion of the Board of Directors of the Company, is not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holder (different or distinguishable from the effect generally on rights of holders of any class of the Company's capital stock), the Company shall, at least twenty (20) calendar days prior to the effective date of such action, mail and fax a written notice to each holder of Debenture briefly describing the action contemplated, and an appraiser selected by the holders of majority in principal amount of the outstanding Debentures shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 5.01), of the Conversion Price (including, if necessary, any adjustment as to the securities into which Debentures may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the holders of Debentures; provided, however, that the Company, after receipt of the determination by such appraiser, shall have the right to select an additional appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such appraiser. The Company shall pay all fees and expenses of any appraiser selected under this Section 5.02. The Board of Directors of the Company shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the Conversion Price shall be made which, in the opinion of the appraiser(s) giving the aforesaid opinion or opinions, would result in an increase of the Conversion Price above the Conversion Price then in effect.

Section 5.03 Consent of Holder to Sell Capital Stock or Grant Security Interests. Except for shares of Common Stock issued to the Holder or its affiliates under conversion of this Debenture or otherwise, so long as any of the principal of or interest on this Debenture remains unpaid and unconverted, the Company shall not, without the prior written consent of the Holder, (a) issue or sell shares of Common Stock or Preferred Stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance, (except upon exercise or conversion of any security that, pursuant to its terms, is exercisable or convertible into the Company's Common Stock and was issued or outstanding prior to the date hereof) (b) issue any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire Common Stock without consideration or for a consideration less than such Common Stock's bid price determined immediately prior to its issuance, (c) enter into any security instrument granting the holder a security interest in any and all assets of the Company that is senior to the security interest of the Buyer(s), or (d) file any registration statement on Form S-8 except to register up to 1,300,000 shares of the Common Stock to be issued under a stock incentive plan.

Section 5.04 Not withstanding Section 5.03 above, the Company may, without obtaining the prior written consent of the Buyer(s), issue or sell shares of Common Stock or Preferred Stock for a consideration per share of up to 20% below the closing bid price of the Common Stock determined immediately prior to its issuance, provided that 50% of the net proceeds of any such issuance are used to redeem the outstanding this Debenture.

ARTICLE VI.
Section 6.01 Notice. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:
Access Pharmaceuticals, Inc.
2600 Stemmons Freeway, Suite 176
Dallas, TX 75207
Attention: Kerry P. Gray
Telephone: (214) 905-5100
Facsimile: (214) 905-5101

With a copy to:
Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110-1726
Attention: John J. Concannon, Esq.
Telephone: (617) 951-8874
Facsimile: (617) 951-8736

If to the Holder:
Cornell Capital Partners, LP
101 Hudson Street, Suite 3700
Jersey City, NJ  07303
Telephone: (201) 985-8300
Facsimile: (201) 985-8266

With a copy to:
Troy Rillo, Esq.
101 Hudson Street, Suite 3700
Jersey City, NJ 07302
Telephone: (201) 985-8300
Facsimile: (201) 985-8266

Section 6.02 Governing Law. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of New Jersey without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New
Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

Section 6.03 Severability. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

Section 6.04 Entire Agreement and Amendments. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

Section 6.05 Attorney Fees. If the Company fails to strictly comply with the terms of this Debenture, then the Company shall reimburse the Holder promptly for all fees, costs and expenses, including, without limitation, attorney's fees and expenses incurred by the Holder in any action in connection with this Debenture, including, without limitation, those incurred: (i) during any workout, attempted workout, and/or in connection with the rendering of legal advice as to the Holder's rights, remedies and obligations, (ii) collecting any sums which become due to the Holder, (iii) defending or prosecuting any proceeding or any counterclaim to any proceeding or appeal; or (iv) the protection, preservation or enforcement of any rights or remedies of the Holder.

Section 6.06 Counterparts. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

ACCESS PHARMACEUTICALS, INC.

By:/s/ Kerry P. Gray
   -----------------
Name: Kerry P. Gray
Title: President and Chief Executive Officer